ACQUISITIONS (Tables)	9 Months Ended
Sep. 30, 2025
Business Combinations [Abstract]
Schedule of purchase consideration and the net assets acquired and goodwill
Details of the purchase consideration and the assets and liabilities recognized resulting from this acquisition are shown below.

Purchase consideration:

In millions
Cash consideration (1)	$45.4
Contingent consideration	20.0
Total purchase consideration	$65.4
(1) As of September 30, 2025, cash consideration of $4.5 million was not yet paid and included in accounts payable.
Assets and liabilities recognized on the acquisition date:

In millions
Intangible assets	$24.5
Deferred tax assets	5.0
Inventories	17.4
Other assets	4.1
Deferred tax liabilities	(6.2)
Other liabilities	(4.0)
Net identifiable assets acquired	40.8
Add: Goodwill	24.6
Net assets acquired	$65.4